UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 2, 2023

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Weyco Group, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders on May 2, 2023. There were 9,537,683 outstanding shares eligible to vote as of March 17, 2023, the record date for the 2023 Annual Meeting. At the meeting, the following actions were taken:

(i)            The shareholders elected seven directors to the Company’s Board of Directors for terms expiring at the Annual Meeting in the year 2024. The directors elected, as well as the number of votes cast for, votes withheld and broker non-votes for each individual are set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tina Chang	7,680,321	296,476	684,253
Robert Feitler	7,099,538	877,259	684,253
John W. Florsheim	7,864,268	112,529	684,253
Thomas W. Florsheim	7,772,132	204,665	684,253
Thomas W. Florsheim, Jr.	7,950,223	26,574	684,253
Cory L. Nettles	7,234,121	742,676	684,253
Frederick P. Stratton, Jr.	7,228,297	748,500	684,253

(ii)          The shareholders approved a proposal to ratify the Audit Committee’s appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, with the following votes:

Amount
Votes for approval:	8,654,001
Votes against:	3,851
Abstentions:	3,198
Broker Non-Votes:	-

(iii)          The compensation of the Company’s named executive officers was approved by shareholders in an advisory vote, with the following votes:

Amount
Votes for approval:	6,732,672
Votes against:	1,213,847
Abstentions:	30,278
Broker Non-Votes:	684,253

(iv)          In an advisory vote, as to the frequency of the advisory vote on the compensation of the Company’s named executive officers, the shareholders voted as follows:

Amount
Votes for three-year frequency:	5,939,990
Votes for two-year frequency:	47,578
Votes for one-year frequency:	1,957,847
Abstentions:	31,382
Broker Non-Votes:	684,253

The Company’s Board of Directors considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes on executive compensation every three years until the next shareholder vote on the frequency of these votes.

* * * * *

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary